SELIGMAN
                     ------------
                     COMMON STOCK
                       FUND, INC.


                                    [GRAPHIC]

                                 MID-YEAR REPORT
                                  JUNE 30, 1998

                                SEEKING FAVORABLE
                               CURRENT INCOME AND
                                LONG-TERM GROWTH
                                 OF BOTH INCOME
                                   AND CAPITAL
                                WITHOUT EXPOSING
                                   CAPITAL TO
                                   UNDUE RISK

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.


[PHOTO]

JAMES, JESSE, AND JOSEPH SELIGMAN, 1870

TIMES CHANGE...

Established in 1864, Seligman's history of providing financial services has been marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 134 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions for these changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest, diversified, publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including funds that focus on technology stocks, municipal bonds, and international securities.

 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman into the new millennium.

TABLE OF CONTENTS

To the Shareholders ..................................    1
Interview With Your Portfolio Manager ................    2
Performance Overview .................................    4
Portfolio Overview ...................................    6
Portfolio of Investments .............................    8
Statement of Assets and Liabilities ..................   10
Statement of Operations ..............................   11
SStatements of Changes in Net Assets .................   12
Notes to Financial Statements ........................   13
Financial Highlights .................................   16
Report of Independent Auditors .......................   18
Board of Directors ...................................   19
Executive Officers and For More Information ..........   20
Glossary of Financial Terms ..........................   21

TO THE SHAREHOLDERS

During the first six months of 1998, Seligman Common Stock Fund posted a total return of 11.22% based on the net asset value of Class A shares, slightly lagging the 12.11% total return of its peers as measured by the Lipper Growth & Income Funds Average. For the six-month period, the Standard & Poor's 500 Composite Stock Price Index (S&P 500) had a total return of 17.71%. A discussion with your Portfolio Manager regarding the first six months begins on page 2.

The US economy continued to grow throughout the first half of the year, bringing the expansion into an unprecedented eighth year. Inflation remained low, wages were high, consumer spending was strong, and the labor market was tight. According to the Conference Board, consumer confidence rose to a 29-year high in June, reflecting these positive fundamentals. Further, the supply of consumer goods kept pace with demand, which helped the economic expansion remain balanced.

Within the equity market, the dominant investment trend in the first half of 1998 continued to be a "flight to quality." Investors stressed the importance of quality, liquidity, and safety. Consequently, the market remained "narrow," with demand for large-capitalization stocks far outpacing demand for small-capitalization stocks. The market effectively became two-tiered, as the 30 largest companies in the S&P 500 accounted for more than half of its gains. Investor preferences in mutual funds further underscored the flight-to-quality trend, as large-capitalization growth and total rate of return stock funds were favored by investors.

Looking ahead, while the Asian financial crisis only modestly affected the US economy in the first half of 1998, we believe its full impact is yet to come. This leads us to believe that the current benign business environment could become less stable. Some early warning economic indicators started flashing cautionary signals toward the end of the second quarter as the economy began to decelerate. US corporate profits were being pressured, while several stock indices moved to new highs. The basic fundamental case remains positive, yet investor expectations, at least for the short term, seem to be too optimistic.

While we expect the economy to remain healthy, it may not grow at the strong rates seen over the past few years. Investors should maintain realistic expectations for the future. Trends of the past three years, whereby the equity markets posted returns in excess of 20% or more, are well above historic norms, and may not continue.

As you may know, companies are modifying their computer systems to recognize dates of January 1, 2000, and beyond. This is often referred to as the "Y2K" problem. Unless systems are updated, many applications may interpret the last two digits of the year to mean 1900 instead of 2000. J. & W. Seligman & Co. Incorporated, the Seligman Investment Companies, and Seligman Data Corp., your shareholder service agent, have jointly established a team to ensure that your investment and shareholder services are not disrupted. This team is supported by consulting firms specializing in Y2K solutions. Substantial work has been performed to date, and we are confident that there will be no disruption in the services provided by your Fund.

Thank you for your continued interest in Seligman Common Stock Fund. We look forward to serving your investment needs in the many years to come. The Fund's portfolio of investments and financial statements follow this letter.

By order of the Board of Directors,



/S/ William C. Morris
---------------------
William C. Morris
Chairman
                                /s/ Brian T. Zino
                                -----------------
                                Brian T. Zino
                                President

July 31, 1998

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
CHARLES C. SMITH, JR.

Q. HOW DID SELIGMAN COMMON STOCK FUND PERFORM IN THE FIRST HALF OF 1998?

A. Seligman Common Stock Fund posted a total return of 11.22% based on the net asset value of Class A shares. The Fund's peers, as measured by the Lipper Growth & Income Funds Average, posted a total return of 12.11%. For the six-month period, the Standard & Poor's 500 Composite Stock Price Index (S&P
    500) had a total return of 17.71%.

Q. WHICH ECONOMIC AND MARKET FACTORS INFLUENCED SELIGMAN COMMON STOCK FUND'S PERFORMANCE IN THE FIRST HALF OF 1998?

A. The strong economy of the past six months provided a solid business environment for many domestic companies to reinvest earnings, improve credit, and strengthen their core businesses to position themselves for even stronger future growth.

    However, the Asian financial crisis began to impact corporate profits in some industries. The crisis depressed demand for consumer products, high-tech equipment, and commodities throughout Asia. US companies that sell into these markets suffered from lower-than-anticipated earnings, while overseas companies flooded the US with inexpensive imports. Additionally, some economic indicators toward the end of the first half suggested the start of a deceleration in the pace of US economic growth. These factors heightened investor demand for "safe haven" equities in the first half. Both domestic and overseas investors retreated into well-known, liquid, large-capitalization growth stocks, which have a history of providing stable earnings and dividends.

Q.  WHAT WAS YOUR INVESTMENT STRATEGY?

A. We maintained our investment strategy of seeking fairly valued stocks that have the potential for increasing earnings, and that have a significant yield advantage compared to other companies in their industries. The Fund's growth-at-a-reasonable-price approach seeks to offer investors higher yields, lower volatility, higher projected earnings growth, and lower price-to-earnings ratios than the S&P 500.



SELIGMAN GROWTH AND INCOME TEAM
Rodney Collins, Amy Fujii, Melanie Ravenell (Administrative Assistant), Jonathan Roth, Charles C. Smith, Jr. (Portfolio Manager)


A TEAM APPROACH

Seligman Common Stock Fund is managed by the Seligman Growth and Income Team, headed by Charles C. Smith, Jr. Mr. Smith is assisted in the management of the Fund by seasoned research professionals who are responsible for identifying companies in specific industry groups that offer the greatest total return potential, consistent with the Fund's objective.

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
CHARLES C. SMITH, JR.

Q.  WHICH INDUSTRIES IMPROVED THE FUND'S PERFORMANCE IN THE FIRST HALF?

A. Many companies in most sectors benefited from positive US economic fundamentals. These factors especially fueled above-expectation performances by many of the Fund's holdings in capital goods, consumer cyclicals, finance, health care, and technology stocks.

    The portfolio had an overweighted position in energy stocks, because the companies had attractive yields and reasonable valuations, and we believe they have good long-term prospects. This sector outperformed expectations, despite recent declines in energy prices. The portfolio will remain overweighted in energy stocks, as we believe the decline will be short-lived.

    The portfolio was underweighted in the technology sector to avoid the negative impact of lower Asian demand for high-tech consumer products such as disk drives, personal computers, and infrastructure equipment. Nevertheless, the Fund benefited from the technology sector because its technology holdings were concentrated in companies that have little Asian exposure. The portfolio will remain underweighted in technology stocks until the long-term effects of the Asian crisis on the industry become clearer.

Q.  WHICH INDUSTRIES IMPAIRED THE FUND'S PERFORMANCE IN THE FIRST HALF?

A. The consumer staples sector hurt the Fund's results in the first six months. Railroad company Norfolk Southern, the Fund's sole transportation holding, negatively impacted results due to issues associated with its acquisition of Conrail. We believe that the portfolio's consumer staples and transportation holdings have solid long-term prospects for increasing earnings growth. The telecommunications industry also underperformed expectations due in part to federal regulatory concerns and a competitive environment.

Q.  WHAT IS THE OUTLOOK?

A. Overall, we are optimistic about the coming months due to our expectations for stable but slowing economic growth. While we expect the economy to remain healthy, we believe that it may not grow at the accelerated rate of the recent past. The Asian financial crisis only modestly affected the US economy in the first half of 1998, and in fact seemed to advance US equities. However, we believe depressed Asian consumer demand might continue to negatively affect US corporate profits. Recent earnings announcements by domestic companies indicate that corporate profits are coming under pressure in some industries.

    These factors could place the impetus back on the importance of companies with more realistic valuations, solid earnings growth potential, strong earnings records, and attractive dividend yields. The recent increase in the valuations of the largest, better-known, most liquid stocks could reverse as investors realize that these valuations may be excessive. Investors could again seek stocks with consistent returns and competitive valuations, the very type that Seligman Common Stock Fund owns.

PERFORMANCE OVERVIEW


INVESTMENT RESULTS PER SHARE


TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 1998

                                                                                      AVERAGE ANNUAL
                                                            ------------------------------------------------------------------
                                                                                                       CLASS B       CLASS D
                                                                                                        SINCE         SINCE
                                                 SIX            ONE          FIVE           10        INCEPTION     INCEPTION
                                               MONTHS*         YEAR          YEARS         YEARS       4/22/96       5/3/93
                                              ---------     ----------      -------       -------   ------------  ------------
CLASS A**
With Sales Charge                                5.96%        11.69%        15.24%        14.33%          n/a           n/a
Without Sales Charge                            11.22         17.28         16.37         14.89           n/a           n/a

CLASS B**
With CDSL+                                       5.77         11.51           n/a           n/a         18.61%          n/a
Without CDSL                                    10.77         16.39           n/a           n/a         19.73           n/a

CLASS D**
With 1% CDSL                                     9.77         15.47           n/a           n/a           n/a           n/a
Without CDSL                                    10.77         16.45         15.30           n/a           n/a          15.35%

LIPPER GROWTH & INCOME FUNDS AVERAGE***         12.11         22.86         18.93         15.61         24.36++       18.90+++

S&P 500***                                      17.71         30.16         23.08         18.56         31.34++       22.95+++


NET ASSET VALUE
                   JUNE 30, 1998          DECEMBER 31, 1997        JUNE 30, 1997
                  --------------         -------------------      --------------
CLASS A              $16.36                    $15.92                $16.76
CLASS B               16.31                     15.88                 16.73
CLASS D               16.32                     15.89                 16.73


DIVIDEND AND CAPITAL GAIN INFORMATION
FOR THE SIX MONTHS ENDED JUNE 30, 1998

                     DIVIDENDS
                       PAID                               CAPITAL GAIN
                   ------------                    --------------------------
CLASS A               $0.140                         PAID            $1.180o
CLASS B                0.076                         REALIZED         1.779
CLASS D                0.076                         UNREALIZED       3.666oo

   Performance data quoted represent changes in price and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.


-------------
   * Returns for periods of less than one year are not annualized.
  ** Return figures reflect any change in price per share and assume the investment of dividend and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class A shares reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution Plan after January 1, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales load ("CDSL"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSL, charged on redemptions made within one year of the date of purchase.
 *** The Lipper Growth &Income Funds Average and the S&P 500 are unmanaged benchmarks that assume investment of dividends. The Lipper Growth &Income Funds Average excludes the effect of sales charges and the S&P 500 excludes the effect of fees and sales charges. The monthly performance of the Lipper Growth &Income Funds Average is used in the Performance Overview. Investors cannot invest directly in an index or an average.
   + The CDSL is 5% for periods of one year or less, and 3% since inception.
  ++ From April 30, 1996.
 +++ From April 30, 1993.
   o Represents realized capital gains from 1997, which were paid on June 24, 1998.
  oo Represents the per share amount of net unrealized appreciation of portfolio securities as of June 30, 1998.

PERFORMANCE OVERVIEW


              GROWTH OF AN
           ASSUMED $10,000
             INVESTMENT IN
            CLASS A SHARES
         June 30, 1988, to
             June 30, 1998

[The following table represents a chart in the printed report.]

6/30/88    $9,525* Initial Amount Invested
9/30/88     9,430
12/31/88    9,489
3/31/89    10,036
6/30/89    10,619
9/30/89    11,662
12/31/89   12,029
3/31/90    11,912
6/30/90    12,656
9/30/90    10,448
12/31/90   11,562
3/31/91    13,460
6/30/91    13,184
9/30/91    14,203
12/31/91   15,022
3/31/92    15,273
6/30/92    15,371
9/30/92    15,797
12/31/92   16,654
3/31/93    17,462
6/30/93    17,882
9/30/93    18,332
12/31/93   19,128
3/31/94    18,229
6/30/94    18,326
9/30/94    19,046
12/31/94   18,766
3/31/95    20,363
6/30/95    21,844
9/30/95    23,224
12/31/95   24,053
3/31/96    25,273
6/30/96    26,167
9/30/96    26,378
12/31/96   27,766
3/31/97    28,191
6/30/97    32,538
9/30/97    34,750
12/31/97   34,312
3/31/98    38,277
6/30/98   $38,161 Total Value at June 30, 1998



              GROWTH OF AN
           ASSUMED $10,000
             INVESTMENT IN
            CLASS B SHARES
       April 22, 1996,+ to
             June 30, 1998

[The following table represents a chart in the printed report.]

4/22/96    $10,000 Initial Amount Invested
5/31/96     10,230
6/30/96     10,326
7/31/96      9,835
8/31/96      9,994
9/30/96     10,394
10/31/96    10,672
11/30/96    11,155
12/31/96    10,921
1/31/97     11,200
2/28/97     11,361
3/31/97     11,064
4/30/97     11,491
5/31/97     12,228
6/30/97     12,742
7/31/97     13,580
8/31/97     12,895
9/30/97     13,588
10/31/97    12,893
11/30/97    13,240
12/31/97    13,388
1/31/98     13,472
2/28/98     14,265
3/31/98     14,904
4/30/98     14,768
5/31/98     14,633
6/30/98    $14,830** Total Value at June 30, 1998

              GROWTH OF AN
           ASSUMED $10,000
             INVESTMENT IN
            CLASS D SHARES
          May 3, 1993,+ to
             June 30, 1998

[The following table represents a chart in the printed report.]

5/3/93     $10,000 Initial Amount Invested
6/30/93     10,256
9/30/93     10,484
12/31/93    10,908
3/31/94     10,348
6/30/94     10,372
9/30/94     10,747
12/31/94    10,555
3/31/95     11,427
6/30/95     12,241
9/30/95     12,988
12/31/95    13,423
3/31/96     14,083
6/30/96     14,542
9/30/96     14,638
12/31/96    15,380
3/31/97     15,581
6/30/97     17,945
9/30/97     19,136
12/31/97    18,865
3/31/98     21,000
6/30/98    $20,897 Total Value at June 30, 1995



These charts reflect the growth of a $10,000 investment for a 10-year period for Class A shares and since inception for Class B and Class D shares, assuming that all distributions within the periods are invested in additional shares. Since the measured periods vary, the charts are plotted using different scales and are not comparable.

-------------
 * Net of the 4.75% maximum initial sales charge.
** Excludes the effect of the 3% CDSL.
 + Inception date.

PORTFOLIO OVERVIEW


DIVERSIFICATION OF NET ASSETS
JUNE 30, 1998

                                                                                                         PERCENT OF NET ASSETS
                                                                                                        ------------------------
                                                                                                            JUNE       DECEMBER
                                                        ISSUES          COST               VALUE          30, 1998     31, 1997
                                                       -------  ----------------   ----------------     ---------   ------------
COMMON STOCKS:
    Aerospace/Defense ...............................      2        $ 20,884,121       $ 29,645,000         3.3           2.4
    Automotive and Related ..........................      2          26,007,379         33,357,500         3.8           2.7
    Basic Materials .................................      1           8,091,345          7,253,125         0.8           0.8
    Business Services and Supplies ..................      1          15,620,788         21,849,375         2.5           0.6
    Chemicals .......................................      2          17,382,020         20,745,625         2.3           2.8
    Computer Goods and Services .....................     --                  --                 --          --           3.1
    Construction ....................................     --                  --                 --          --           0.7
    Consumer Goods and Services .....................      2          27,532,799         27,489,375         3.1           5.3
    Drugs and Health Care ...........................      5          53,447,171         75,831,875         8.6           7.8
    Electric and Gas Utilities ......................      4          46,096,528         57,717,812         6.5           3.4
    Electrical Equipment ............................     --                  --                 --          --           0.8
    Electronics .....................................      1          15,878,326         18,033,125         2.0           4.2
    Energy ..........................................      6          88,137,845        112,714,687        12.7           8.8
    Finance and Insurance ...........................     12         104,065,922        168,825,938        19.0          15.7
    Food ............................................      2          15,277,420         31,105,313         3.5           2.9
    Machinery and Industrial Equipment ..............      3          40,728,367         64,885,000         7.3           7.9
    Metals and Mining ...............................      1           9,028,210          7,777,500         0.9           0.5
    Paper and Packaging .............................      2          17,620,293         17,059,375         1.9           1.9
    Printing and Publishing .........................      1           3,266,337          6,056,875         0.7           0.6
    Retail Trade ....................................      2          19,180,472         25,652,500         2.9           2.1
    Technology ......................................     --                  --                 --          --           1.2
    Telecommunications ..............................      1           5,433,192          5,141,250         0.6           2.3
    Telephone Utilities .............................      4          72,898,975         76,338,125         8.6           4.4
    Tobacco .........................................      2          29,307,450         25,689,000         2.9           4.0
    Transportation ..................................      1          11,899,967         11,179,688         1.3            --
    Miscellaneous/Diversified .......................      1          10,766,178         12,868,750         1.5           1.5
                                                       -----    ----------------   ----------------     -------       -------
                                                          58         658,551,105        857,216,813        96.7          88.4
SHORT-TERM HOLDINGS AND
    OTHER ASSETS LESS LIABILITIES ...................      1          28,968,868         28,968,868         3.3          11.6
                                                       -----    ----------------   ----------------     -------       -------
NET ASSETS ..........................................     59        $687,519,973       $886,185,681       100.0         100.0
                                                       =====    ================   ================     =======       =======

LARGEST INDUSTRIES
JUNE 30, 1998


[The following table represents a table in the printed report.]

                                   Percent of
                                   Net Assets            Net Assets
                                   ----------            ----------
FINANCE AND INSURANCE                  19.0%           $168,825,938
ENERGY                                 12.7%            112,714,687
TELEPHONE UTILITIES                     8.6%             76,338,125
DRUGS AND HEALTH CARE                   8.6%             75,831,875
MACHINERY AND INDUSTRIAL EQUIPMENT      7.3%             64,885,000

PORTFOLIO OVERVIEW


LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS

                                           SHARES
                                ----------------------------
                                                 HOLDINGS
ADDITIONS                          INCREASE       6/30/98
-----------                       -----------   -----------
Chevron .......................     255,000       255,000
General Mills .................     195,000       195,000
GTE ...........................     295,000       445,000
Hartford Financial
  Services Group ..............     125,000       125,000
Houston Industries ............     695,000       695,000
Lincoln National ..............     185,000       185,000
Marsh & McLennan ..............     180,000       270,000(1)
Mobil .........................     195,000       295,000
Norfolk Southern ..............     375,000       375,000
US WEST Communications
  Group .......................     320,000       320,000


                                           SHARES
                                ----------------------------
                                                 HOLDINGS
REDUCTIONS                         DECREASE       6/30/98
-------------                     -----------   -----------
American International
  Group .......................     112,500            --
Coca-Cola .....................     185,000            --
Fort James ....................     200,000            --
Illinois Tool Works ...........     180,000            --
Intel .........................     145,000            --
Johnson & Johnson .............     150,000            --
Microsoft .....................      92,000            --
PepsiCo .......................     250,000            --
Procter & Gamble ..............     150,000            --
Schering-Plough ...............     150,000            --

Largest portfolio changes from previous period to current period are based on cost of purchases and proceeds from sales of securities.

-------------------
(1) Includes 90,000 shares received as a result of a 3-for-2 stock split.



LARGEST PORTFOLIO HOLDINGS
JUNE 30, 1998

SECURITY                                     VALUE
----------                              ---------------
General Electric ................         $36,400,000
Exxon ...........................          29,238,125
Chrysler ........................          24,805,000
GTE .............................          24,753,125
Mobil ...........................          22,604,375
Xerox ...........................          21,849,375
Bristol-Myers Squibb ............          21,838,125
Philip Morris ...................          21,656,250
Houston Industries ..............          21,458,125
United Technologies .............          21,275,000

PORTFOLIO OF INVESTMENTS
JUNE 30, 1998



                                      SHARES         VALUE
                                    ---------    -------------
COMMON STOCKS  96.7%

AEROSPACE/DEFENSE  3.3%
General Dynamics                      180,000    $   8,370,000
United Technologies                   230,000       21,275,000
                                                 -------------
                                                    29,645,000
                                                 -------------
AUTOMOTIVE AND
RELATED  3.8%
Chrysler                              440,000       24,805,000
Eaton                                 110,000        8,552,500
                                                 -------------
                                                    33,357,500
                                                 -------------
BASIC MATERIALS  0.8%
Aluminum Company of America           110,000        7,253,125
                                                 -------------
BUSINESS SERVICES AND
SUPPLIES  2.5%
Xerox                                 215,000       21,849,375
                                                 -------------
CHEMICALS  2.3%
duPont (E.I.) de Nemours              145,000       10,820,625
Goodrich (B.F.)                       200,000        9,925,000
                                                 -------------
                                                    20,745,625
                                                 -------------
CONSUMER GOODS AND
SERVICES  3.1%
Anheuser-Busch                        300,000       14,156,250
General Mills                         195,000       13,333,125
                                                 -------------
                                                    27,489,375
                                                 -------------
DRUGS AND HEALTH CARE  8.6%
ABBOTT LABORATORIES                   160,000        6,540,000
American Home Products                350,000       18,112,500
Baxter International                  160,000        8,610,000
Bristol-Myers Squibb                  190,000       21,838,125
Merck                                 155,000       20,731,250
                                                 -------------
                                                    75,831,875
                                                 -------------
ELECTRIC AND GAS
UTILITIES  6.5%
Edison International                  375,000       11,085,937
Houston Industries                    695,000       21,458,125
Unicom                                280,000        9,817,500
The Williams Companies                455,000       15,356,250
                                                 -------------
                                                    57,717,812
                                                 -------------
ELECTRONICS  2.0%
Raytheon (Class B)                    305,000       18,033,125
                                                 -------------
ENERGY  12.7%
British Petroleum (ADRs)
   (United Kingdom)                   100,000        8,825,000
Chevron                               255,000       21,180,937
Exxon                                 410,000       29,238,125
Mobil                                 295,000       22,604,375
Royal Dutch Petroleum
   (Netherlands)                      280,000       15,347,500
Texaco                                260,000       15,518,750
                                                 -------------
                                                   112,714,687
                                                 -------------
FINANCE AND INSURANCE  19.0%
Ahmanson (H.F.)                       235,000       16,685,000
American General                      245,000       17,440,938
BankAmerica                           160,000       13,830,000
Bank of New York                      320,000       19,420,000
Bankers Trust                         100,000       11,606,250
Citicorp                               50,000        7,462,500
Federal National
   Mortgage Association               215,000       13,061,250
Hartford Financial
   Services Group                     125,000       14,296,875
Lincoln National                      185,000       16,904,375
Marsh & McLennan                      270,000       16,318,125
Mellon Bank                           150,000       10,443,750
St. Paul Companies                    270,000       11,356,875
                                                 -------------
                                                   168,825,938
                                                 -------------
FOOD  3.5%
ConAgra                               505,000       16,002,188
Sara Lee                              270,000       15,103,125
                                                 -------------
                                                    31,105,313
                                                 -------------

MACHINERY AND INDUSTRIAL
EQUIPMENT  7.3%
Dana                                  270,000    $  14,445,000
GATX                                  320,000       14,040,000
General Electric                      400,000       36,400,000
                                                 -------------
                                                    64,885,000
                                                 -------------
METALS AND MINING  0.9%
Allegheny Teledyne                    340,000        7,777,500
                                                 -------------
PAPER AND PACKAGING  1.9%
Kimberly-Clark                        185,000        8,486,875
Mead                                  270,000        8,572,500
                                                 -------------
                                                    17,059,375
                                                 -------------
PRINTING AND PUBLISHING  0.7%
Knight-Ridder Newspapers              110,000        6,056,875
                                                 -------------
RETAIL TRADE  2.9%
May Department Stores                 215,000       14,082,500
Penney (J.C.)                         160,000       11,570,000
                                                 -------------
                                                    25,652,500
                                                 -------------

-------------------
See footnotes on page 9.

PORTFOLIO OF INVESTMENTS
JUNE 30, 1998



                                      SHARES        VALUE
                                    -----------  ------------
TELECOMMUNICATIONS  0.6%
American Telephone &
   Telegraph                           90,000    $   5,141,250
                                                 -------------
TELEPHONE UTILITIES  8.6%
Ameritech                             440,000       19,745,000
GTE                                   445,000       24,753,125
SBC Communications                    420,000       16,800,000
US WEST Communications Group          320,000       15,040,000
                                                 -------------
                                                    76,338,125
                                                 -------------
TOBACCO  2.9%
Philip Morris                         550,000       21,656,250
RJR Nabisco Holdings                  169,800        4,032,750
                                                 -------------
                                                    25,689,000
                                                 -------------
TRANSPORTATION  1.3%
Norfolk Southern                      375,000       11,179,688
                                                 -------------

MISCELLANEOUS/
DIVERSIFIED  1.5%
AlliedSignal                          290,000       12,868,750
                                                 -------------
TOTAL COMMON STOCKS
(Cost $658,551,105)                                857,216,813
                                                 -------------
SHORT-TERM HOLDINGS  3.8%
(Cost $33,990,000)                                  33,990,000
                                                 -------------
TOTAL INVESTMENTS  100.5%
(Cost $692,541,105)                                891,206,813
OTHER ASSETS
   LESS LIABILITIES  (0.5)%                         (5,021,132)
                                                 -------------
NET ASSETS  100.0%                               $ 886,185,681
                                                 =============


-------------
See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998


ASSETS:
Investments, at value:
  Common stocks (cost $658,551,105) ............................................      $857,216,813
  Short-term holdings (cost $33,990,000) .......................................        33,990,000               $891,206,813
                                                                                       -----------
Cash .......................................................................................................          328,090
Receivable for interest and dividends ......................................................................        1,978,638
Receivable for securities sold .............................................................................        1,182,408
Receivable for Capital Stock sold ..........................................................................          661,780
Investment in, and expenses prepaid to, shareholder service agent ..........................................          168,768
Other ......................................................................................................           82,617
                                                                                                                 ------------
TOTAL ASSETS ...............................................................................................      895,609,114
                                                                                                                 ------------

LIABILITIES:
Payable for securities purchased ...........................................................................        4,670,698
Payable for Capital Stock repurchased ......................................................................        3,299,486
Accrued expenses, taxes, and other .........................................................................        1,453,249
                                                                                                                 ------------
TOTAL LIABILITIES ..........................................................................................        9,423,433
                                                                                                                 ------------
NET ASSETS .................................................................................................     $886,185,681
                                                                                                                 ============

COMPOSITION OF NET ASSETS:
Capital  Stock,  at  par  ($0.50  par  value;   500,000,000  shares  authorized;
  54,192,484 shares outstanding):
  Class A ..................................................................................................     $ 23,594,612
  Class B ..................................................................................................          879,084
  Class D ..................................................................................................        2,622,546
Additional paid-in capital .................................................................................      565,651,114
Distributions in excess of net investment income ...........................................................         (904,125)
Undistributed net realized gain ............................................................................       95,677,813
Net unrealized appreciation of investments .................................................................      198,665,708
Net unrealized depreciation on translation of assets and liabilities denominated in
  foreign currencies .......................................................................................           (1,071)
                                                                                                                 ------------
NET ASSETS .................................................................................................     $886,185,681
                                                                                                                 ============

NET ASSET VALUE PER SHARE:
CLASS A ($771,918,566 / 47,189,223 shares) .................................................................           $16.36
                                                                                                                       ======
CLASS B ($28,678,028 / 1,758,169 shares) ...................................................................           $16.31
                                                                                                                       ======
CLASS D ($85,589,087 / 5,245,092 shares) ...................................................................           $16.32
                                                                                                                       ======


------------
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1998



INVESTMENT INCOME:
Dividends .....................................................................        $ 9,564,605
Interest ......................................................................          1,523,329
                                                                                       -----------
TOTAL INVESTMENT INCOME (net of foreign taxes withheld of $46,829) ..........................................     $11,087,934

EXPENSES:
Management fee ................................................................          2,843,412
Distribution and service fees .................................................          1,472,545
Shareholder account services ..................................................            578,276
Shareholder reports and communications ........................................             90,533
Custody and related services ..................................................             90,000
Registration ..................................................................             69,960
Auditing and legal fees .......................................................             42,772
Directors' fees and expenses ..................................................              9,417
Miscellaneous .................................................................             17,142
                                                                                       -----------

TOTAL EXPENSES ...............................................................................................      5,214,057
                                                                                                                  -----------
NET INVESTMENT INCOME ........................................................................................      5,873,877

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain on investments ..............................................         98,069,779
Net realized loss from foreign currency transactions ..........................         (1,637,059)
Net change in unrealized appreciation of investments ..........................        (12,270,399)
Net change in unrealized depreciation on translation of assets and
  liabilities denominated in foreign currencies ...............................          1,230,371
                                                                                       -----------
NET GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS ....................................................     85,392,692
                                                                                                                  -----------

INCREASE IN NET ASSETS FROM OPERATIONS .......................................................................    $91,266,569
                                                                                                                  ===========

-----------
See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS


                                                                                        SIX MONTHS ENDED      YEAR ENDED
                                                                                          JUNE 30, 1998    DECEMBER 31, 1997
                                                                                         ---------------    ---------------

OPERATIONS:
Net investment income .............................................................        $ 5,873,877       $ 13,966,222
Net realized gain on investments ..................................................         98,069,779        135,910,283
Net realized loss from foreign currency transactions ..............................         (1,637,059)        (1,513,242)
Net change in unrealized appreciation of investments ..............................        (12,270,399)        19,276,740
Net change in unrealized appreciation/depreciation on translation of
   assets and liabilities denominated in foreign currencies .......................          1,230,371         (2,113,562)
                                                                                         -------------       ------------
INCREASE IN NET ASSETS FROM OPERATIONS ............................................         91,266,569        165,526,441
                                                                                         -------------       ------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A ........................................................................         (6,325,003)       (13,924,923)
   Class B ........................................................................           (118,127)          (164,161)
   Class D ........................................................................           (377,548)          (893,492)
Net realized gain on investments:
   Class A ........................................................................        (52,970,887)       (87,928,428)
   Class B ........................................................................         (1,919,953)        (1,905,117)
   Class D ........................................................................         (5,882,359)        (8,996,490)
                                                                                         -------------       ------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS .........................................        (67,593,877)      (113,812,611)
                                                                                         -------------       ------------



                                                SIX MONTHS ENDED      YEAR ENDED
                                                  JUNE 30, 1998    DECEMBER 31, 1997
                                                ----------------    ---------------

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares:
   Class A .....................................     645,023           1,308,404            10,959,598         21,242,046
   Class B .....................................     360,488             626,437             6,095,392         10,275,506
   Class D .....................................     330,619             653,126             5,656,894         10,523,717
Investment of dividends:
   Class A .....................................     212,620             473,066             3,591,755          7,757,656
   Class B .....................................       6,506               9,277               109,340            152,545
   Class D .....................................      20,414              50,194               343,978            821,894
Exchanged from associated Funds:
   Class A .....................................   3,277,926           5,617,352            54,786,621         89,701,736
   Class B .....................................     239,933             213,033             4,085,718          3,448,926
   Class D .....................................     905,637           2,927,353            15,131,960         48,648,056
Shares issued in payment of gain distributions:
   Class A .....................................   2,344,932           3,903,524            37,565,734         61,643,305
   Class B .....................................     112,545             114,620             1,798,491          1,797,496
   Class D .....................................     338,816             534,270             5,414,277          8,416,701
                                                  ----------         -----------         -------------      -------------
Total ..........................................   8,795,459          16,430,656           145,539,758        264,429,584
                                                  ----------         -----------         -------------      -------------
Cost of shares repurchased:
   Class A .....................................  (2,118,793)         (3,842,001)          (36,192,510)       (62,421,380)
   Class B .....................................     (79,560)            (62,983)           (1,347,589)        (1,046,510)
   Class D .....................................    (494,977)           (800,763)           (8,418,480)       (12,923,435)
Exchanged into associated Funds:
   Class A .....................................  (3,307,604)         (5,397,178)          (54,601,404)       (86,520,445)
   Class B .....................................    (113,661)           (102,320)           (1,937,832)        (1,680,196)
   Class D .....................................    (946,964)         (2,573,135)          (15,628,416)       (43,101,112)
                                                  ----------         -----------         -------------      -------------
Total ..........................................  (7,061,559)        (12,778,380)         (118,126,231)      (207,693,078)
                                                  ----------         -----------         -------------      -------------
INCREASE IN NET ASSETS FROM CAPITAL
   SHARE TRANSACTIONS ..........................   1,733,900           3,652,276            27,413,527         56,736,506
                                                  ==========         ===========         -------------      -------------
INCREASE IN NET ASSETS ................................................................     51,086,219        108,450,336

NET ASSETS:
Beginning of period ...................................................................    835,099,462        726,649,126
                                                                                         -------------      -------------
END OF PERIOD (including distributions in excess of net investment income and undistributed net investment income of $904,125 and $20,589,
   respectively) ......................................................................   $886,185,681       $835,099,462
                                                                                         =============      =============


-----------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. MULTIPLE CLASSES OF SHARES -- Seligman Common Stock Fund, Inc. (the "Fund") offers three classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales load ("CDSL") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75%, a service fee of up to 0.25% on an annual basis, and a CDSL, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSL, if applicable, of 1% imposed on redemptions made within one year of purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. SECURITY VALUATION -- Investments in common stocks and convertible issues are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Fund are maintained in USdollars. The market value of investment securities, other assets and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into USdollars at the rate of exchange prevailing on the respective dates of such transactions.

   The Fund separates that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Similarly, the Fund separates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

c. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

d. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex- dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividend. Interest income is recorded on an accrual basis.

e. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 1998, distribution and service fees were the only class-specific expenses.

f. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their

NOTES TO FINANCIAL STATEMENTS

   ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the six months ended June 30, 1998, amounted to $420,738,301 and $387,282,381, respectively.

   At June 30, 1998, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $213,203,510 and $14,537,802, respectively.

4. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.65% per annum of the first $1 billion of the Fund's average daily net assets, 0.60% per annum of the next $1 billion of the Fund's average daily net assets, and 0.55% per annum of the Fund's average daily net assets in excess of $2 billion. The management fee reflected in the Statement of Operations represents 0.65% per annum of the Fund's average daily net assets.

   Prior to March 31, 1998, Seligman Henderson Co., an entity owned 50% each by the Manager and Henderson International, Inc., a subsidiary of Henderson plc, supervised and directed all or a portion of the Fund's foreign investments. For this service, the Manager paid Seligman Henderson Co. a monthly fee.

   Seligman Financial Services, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $36,365 from sales of Class A shares, after commissions of $278,784 were paid to dealers.

   The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended June 30, 1998, fees incurred under the Plan aggregated $929,882 or 0.24% per annum of the average daily net assets of Class A shares.

   Under the Plan, with respect to Class B and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B and Class D shares for which the organizations are responsible; and, for Class D shares only, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

   With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

   For the six months ended June 30, 1998, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, amounted to $124,869 and $417,794, respectively.

   The Distributor is entitled to retain any CDSL imposed on redemptions of Class D shares occurring within one year of purchase and on certain redemptions of Class A shares occurring within 18 months of purchase. For the six months ended June 30, 1998, such charges amounted to $13,236.

   The Distributor has sold its rights to collect any CDSL imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSL and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class Bshares sold. The aggregate amount of such payments retained by the Distributor, for the six months ended June 30, 1998, amounted to $9,125.

   Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to

NOTES TO FINANCIAL STATEMENTS

the Plan. For the six months ended June 30, 1998, Seligman Services, Inc. received commissions of $13,310 from the sale of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $239,771, pursuant to the Plan.

   Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $577,753 for shareholder account services. The Fund's investment in Seligman Data Corp. is recorded at a cost of $22,506.

   Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

   The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have the deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at June 30, 1998, of $173,579 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

5. COMMITTED LINE OF CREDIT -- Effective July 1, 1998, the Fund entered into a joint $800 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50% on an overnight basis. The Fund incurs a commitment fee of 0.08% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires one year from the date of the agreement but is renewable with the consent of the participating banks. To date, the Fund has not borrowed from the credit facility.

FINANCIAL HIGHLIGHTS



   The Fund's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance of each Class, on a per share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amounts.

   "Total return based on net asset value" measures each Class's performance assuming that investors purchased Fund shares at net asset value as of the beginning of the period, invested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of the Fund. Total returns for periods of less than one year are not annualized.


                                                                                      CLASS A
                                                      -------------------------------------------------------------------------
                                                       SIX MONTHS
                                                          ENDED                       YEAR ENDED DECEMBER 31,
                                                      ------------  -----------------------------------------------------------
                                                        6/30/98o      1997o        1996o        1995o        1994o       1993
                                                      ------------  --------     --------     --------     --------    --------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ................   $15.92       $14.89        $14.19      $12.12       $13.47      $12.79
                                                      --------     --------      --------    --------     --------    --------
Net investment income ...............................     0.12         0.30          0.35        0.36         0.38        0.39
Net realized and unrealized investment gain (loss) ..     1.65         3.18          1.81        3.00        (0.64)       1.49
Net realized and unrealized gain (loss) from
  foreign currency transactions .....................    (0.01)       (0.07)           --        0.01           --          --
                                                      --------     --------      --------    --------     --------    --------
INCREASE (DECREASE) FROM INVESTMENT OPERATIONS ......     1.76         3.41          2.16        3.37        (0.26)       1.88
Dividends paid ......................................    (0.14)       (0.32)        (0.34)      (0.36)       (0.37)      (0.38)
Distributions from net gain realized ................    (1.18)       (2.06)        (1.12)      (0.94)       (0.72)      (0.82)
                                                      --------     --------      --------    --------     --------    --------
NET INCREASE (DECREASE) IN NET ASSET VALUE ..........     0.44         1.03          0.70        2.07        (1.35)       0.68
                                                      --------     --------      --------    --------     --------    --------
NET ASSET VALUE, END OF PERIOD ......................   $16.36       $15.92        $14.89      $14.19       $12.12      $13.47
                                                      ========     ========      ========    ========     ========    ========
TOTAL RETURN BASED ON NET ASSET VALUE: ..............    11.22%       23.58%        15.44%      28.17%       (1.89)%     14.86%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ......................     1.10%+       1.13%         1.15%       0.93%        0.85%       0.87%
Net investment income to average net assets .........     1.44%+       1.83%         2.36%       2.56%        2.93%       2.86%
Portfolio turnover ..................................    46.91%      106.02%        56.10%      46.08%       57.17%      54.37%
NET ASSETS, END OF PERIOD (000s omitted) ............  $771,919     $734,635      $656,260    $614,400     $510,956    $553,222

------------
See footnotes on page 17.

FINANCIAL HIGHLIGHTS

                                                                    CLASS B
                                                    --------------------------------------
                                                      SIX MONTHS      YEAR        4/22/96*
                                                         ENDED        ENDED         TO
                                                        6/30/98o    12/31/97o    12/31/96o
                                                     -------------  ---------    ---------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD .............      $15.88       $14.87        $14.80
                                                      --------     --------      --------
Net investment income ............................        0.06         0.17          0.15
Net realized and unrealized investment gain ......        1.64         3.17          1.20
Net realized and unrealized loss from
  foreign currency transactions ..................       (0.01)       (0.07)           --
                                                      --------     --------      --------
INCREASE FROM INVESTMENT OPERATIONS ...............       1.69         3.27          1.35
Dividends paid ...................................       (0.08)       (0.20)        (0.16)
Distributions from net gain realized .............       (1.18)       (2.06)        (1.12)
                                                      --------     --------      --------
NET INCREASE IN NET ASSET VALUE ..................        0.43         1.01          0.07
                                                      --------     --------      --------
NET ASSET VALUE, END OF PERIOD ...................      $16.31       $15.88        $14.87
                                                      ========     ========      ========
TOTAL RETURN BASED ON NET ASSET VALUE: ...........       10.77%       22.59%        9.21%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ...................        1.86%+       1.89%        1.92%+
Net investment income to average net assets ......        0.68%+       1.07%        1.55%+
Portfolio turnover ...............................       46.91%      106.02%       56.10%++
NET ASSETS, END OF PERIOD (000s omitted) .........      $28,678      $19,568       $6,451


                                                                                       CLASS D
                                                      --------------------------------------------------------------------------
                                                       SIX MONTHS                 YEAR ENDED DECEMBER 31,               5/3/93*
                                                          ENDED     -----------------------------------------------       TO
                                                         6/30/98o     1997o        1996o        1995o        1994o     12/31/93
                                                      ------------  --------     --------     --------     --------    ---------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ................   $15.89       $14.87        $14.16      $12.07       $13.46      $13.29
                                                      --------     --------      --------    --------     --------    --------
Net investment income ...............................     0.06         0.17          0.24        0.24         0.22        0.18
Net realized and unrealized investment gain (loss) ..     1.64         3.18          1.80        3.00        (0.66)       1.02
Net realized and unrealized gain (loss) from
  foreign currency transactions .....................    (0.01)       (0.07)           --        0.01           --          --
                                                      --------     --------      --------    --------     --------    --------
INCREASE (DECREASE) FROM INVESTMENT OPERATIONS ......     1.69         3.28          2.04        3.25        (0.44)       1.20
Dividends paid ......................................    (0.08)       (0.20)        (0.21)      (0.22)       (0.23)      (0.21)
Distributions from net gain realized ................    (1.18)       (2.06)        (1.12)      (0.94)       (0.72)      (0.82)
                                                      --------     --------      --------    --------     --------    --------
NET INCREASE (DECREASE) IN NET ASSET VALUE ..........     0.43         1.02          0.71        2.09        (1.39)       0.17
                                                      --------     --------      --------    --------     --------    --------
NET ASSET VALUE, END OF PERIOD ......................   $16.32       $15.89        $14.87      $14.16       $12.07      $13.46
                                                      ========     ========      ========    ========     ========    ========
TOTAL RETURN BASED ON NET ASSET VALUE: ..............    10.77%       22.66%       14.58%       27.17%       (3.24)%      9.09%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ......................     1.86%+       1.89%        1.91%        1.72%        1.96%       2.02%+
Net investment income to average net assets .........     0.68%+       1.07%        1.61%        1.80%        1.68%       1.83%+
Portfolio turnover ..................................    46.91%      106.02%       56.10%       46.08%       57.17%      54.37%+++
NET ASSETS, END OF PERIOD (000s omitted) ............   $85,589      $80,896      $63,938      $46,564      $14,416      $5,667


---------------
  * Commencement of offering of shares.
  o Per share amounts for the six months ended June 30, 1998, and the years ended December 31, 1997, 1996, 1995, and 1994, are calculated based on average shares outstanding.
  + Annualized.
 ++ For the year ended December 31, 1996.
+++ For the year ended December 31, 1993.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS


THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN COMMON STOCK FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Common Stock Fund, Inc. as of June 30, 1998, the related statements of operations for the six months then ended and of changes in net assets for the six months then ended and for the year ended December 31, 1997, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman Common Stock Fund, Inc. as of June 30, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP
New York, New York
July 31, 1998

BOARD OF DIRECTORS


JOHN R. GALVIN 2, 4
DEAN, Fletcher School of Law and Diplomacy
   at Tufts University
DIRECTOR, Raytheon Company

ALICE S. ILCHMAN 3, 4
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2, 4
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center

JOHN E. MEROW 2, 4
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Industries, Inc.
TRUSTEE, The New York and Presbyterian Hospital

BETSY S. MICHEL 2, 4
TRUSTEE, The Geraldine R. Dodge Foundation
CHAIRMAN OF THE BOARD OF TRUSTEES, St. George's School

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD, J. & W. Seligman & Co.
   Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3, 4
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

JAMES Q. RIORDAN 3, 4
DIRECTOR, The Brooklyn Union Gas Company
TRUSTEE, Committee for Economic Development
DIRECTOR, Public Broadcasting Service

RICHARD R. SCHMALTZ 1
MANAGING DIRECTOR, Director of Investments,
   J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER 3, 4
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON 2, 4
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO 1
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.

DIRECTOR EMERITUS
FRED E. BROWN
DIRECTOR AND CONSULTANT, J. & W. Seligman & Co.
   Incorporated

----------------
Member:    1 Executive Committee
           2 Audit Committee
           3 Director Nominating Committee
           4 Board Operations Committee

EXECUTIVE OFFICERS


WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

CHARLES C. SMITH, JR.
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT

THOMAS G. ROSE
TREASURER

FRANK J. NASTA
SECRETARY



FOR MORE INFORMATION

MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY  10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Financial Services, Inc.
100 Park Avenue
New York, NY  10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY  10017

IMPORTANT TELEPHONE NUMBERS
(800) 221-2450      Shareholder Services
(800) 445-1777      Retirement Plan Services
(212) 682-7600      Outside the United States
(800) 622-4597      24-Hour Automated Telephone Access Service

GLOSSARY OF FINANCIAL TERMS

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio. For tax purposes, these profits may be taxed at different rates, primarily depending upon the length of time the securities were owned by the fund.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES LOAD (CDSL) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund (the CDSL expires after a fixed time period).

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE (OP) -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, officers and directors, how shares are bought and redeemed, fund fees and other charges, and the fund's financial statements.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains updated or more detailed information about a mutual fund and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.


--------------------
Adapted from the Investment Company Institute's 1997 MUTUAL FUND FACT BOOK.

 THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO
   HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF
     SELIGMAN COMMON STOCK FUND, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES, MANAGEMENT FEE, AND OTHER COSTS. PLEASE READ THE PROSPECTUS
                  CAREFULLY BEFORE INVESTING OR SENDING MONEY.



                       SELIGMAN FINANCIAL SERVICES, INC.
                                an affiliate of

                                     [LOGO]

                              J.& W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                      100 PARK AVENUE, NEW YORK, NY 10017


EQCS3  6/98                                     [LOGO] Printed on Recycled Paper